SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN STATE MUNICIPAL BOND FUNDS

I.              Evergreen California Municipal Bond Fund (the “Fund”)

                Effective immediately, Mathew M. Kiselak is added as a portfolio manager of the Fund.

                Mr. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of Evergreen Investment Management Company, LLC ("EIMC"). He has been with EIMC or one of its predecessors since 2000 and has over 19 years of investment experience.

                The sections of the Fund’s prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

May 29, 2007	579798 (5/07)